SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 October 6, 2000
                         Date of earliest event reported


                              METHOD PRODUCTS CORP.
             (Exact name of registrant as specified in its charter)



        Delaware                        000-31485                 11-3456837
(State or other jurisdiction           (Commission               (IRS Employer
 or incorporation)                      File Number)         Identification No.)


            1301 West Copans Road, Suite F-1, Pompano Beach, FL 33064 (Address of principal executive offices, including zip code)

                                 (954) 968-1913
               Registrant's telephone number, including area code


                   26 Aerie Court, North Hills, New York 11030
         (Former name or former address, if changed since last report)




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Item 1.           Change in Control of Registrant.
                  -------------------------------

         (a) Merger Agreement. On October 6, 2000, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of January 12, 2000 between The Arielle Corp., a Delaware corporation ("Arielle") and Method Products Corp., a Florida corporation ("Method"), all of the issued and outstanding shares of common stock of Method as of January 12, 2000, together with additional Method shares of common stock issued subsequent thereto, were exchanged on a tax-free basis for 7,412,021 shares of common stock of Arielle (representing approximately 91.87% of the surviving entity), in a transaction in which Arielle, whose name was changed to Method Products Corp. ("MPC" or "Registrant") in the Certificate of Merger filed with the Delaware Secretary of State, was the surviving legal corporation. Pursuant to the Merger Agreement, the shareholders of MPC have agreed to place 779,152 of their shares in escrow, to be released if MPC achieves sales of a minimum of $5,000,000 in the first complete fiscal year following the merger. In the event such sales are not achieved, the 779,152 escrowed shares shall be returned to the Company's treasury. Those persons constituting both officers and directors of the Registrant have informally agreed among themselves to utilize their MPC shares for purposes of such escrow provision.

         For accounting purposes, the merger has been treated as a purchase business combination of Arielle by Method (a reverse acquisition) and a recapitalization of Method. Method is the acquirer for accounting purposes because the former Method stockholders are to receive the larger portion of the common stockholder interests and voting rights in MPC than those retained by Arielle stockholders prior to the merger. Because Method is the acquirer for accounting purposes under APB Opinion No. 16, the surviving entity has adopted Method's fiscal year end, June 30th.

         The Merger Agreement was adopted by unanimous consent of the Board of Directors of Arielle and approved by more than 80%of the shareholders of Arielle pursuant to a reconfirmation offer conducted by Arielle in accordance with Rule 419 under the Securities Act of 1933, as amended.

         The Merger Agreement was adopted by unanimous consent of the Board of Directors of Method on January 12, 2000 and approved by the written consent of a majority of Method's shareholders on October 5, 2000. A copy of the Merger Agreement was previously filed as Exhibit 2 to Arielle's Form SB-2 Registration Statement, as amended, which Exhibit, together with such Form SB-2 Registration Statement, as amended, is incorporated by reference in their entirety herein.

         Prior to the merger, Arielle had 500,000 (representing approximately 6.20% of the surviving entity) shares of common stock issued and outstanding Subsequent to the merger, former Arielle shareholders continued to own the same aggregate number of shares; 156,000 shares of common stock (representing approximately 1.93% of the surviving entity) were issued to Arielle's counsel. A total of 8,068,021 shares of common stock of MPC are issued and outstanding immediately subsequent to the merger.

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         In connection with the merger, the officers and directors of Method have become the officers, in their same prior capacities, and directors of MPC, the Bylaws of Arielle will continue as the bylaws of MPC and the officers and directors of Arielle have resigned. See "Item 2. Acquisition or Disposition of Assets."

         The source of the consideration used in the merger were shares of the Registrant's common stock that were acquired by the shareholders of Method in exchange for shares of the common stock of Method owned by Method shareholders.

         In view of the Securities and Exchange Commission's position set forth in its January 21, 2000 correspondence to the NASD Regulation, Inc. to the effect that Rule 144 is not applicable to securities privately issued by a blank check entity, MPC has granted five Arielle shareholders certain registration rights with respect to their shares of MPC wherein the Company has agreed to file a registration statement with the Securities and Exchange Commission, and utilize its best efforts to register such shares. A copy of such Registration Rights Agreement is attached hereto as Exhibit 1 and made a part hereof.

         (b) Control of MPC

         On October 7, 2000, MPC had 8,068,021 shares issued and outstanding. The following table sets forth certain information regarding the beneficial ownership of the common stock of MPC as of October 7, 2000 post-Merger of (1) each person who is known to MPC to own beneficially more than 5% of MPC's outstanding common stock; (2) each of MPC's directors and officers, and (3) all directors and officers of MPC as a group:

                    Position With          Amount of Stock        Percent
Name and Address     The Company          Beneficially Owned     of Class
----------------    -------------        ------------------      --------

Mark Weitsman       President, Chief        3,350,000 1          36.94% 1
c/o Company         Operating Officer,
                    Director

Michael Beaubein    Executive Vice          3,350,000 2          36.94% 2
c/o Company         President

Mark Antonucci      Chief Executive         1,306,802 3          14.72% 3
c/o Company         Officer, Chief
                    Financial Officer,
                    Secretary

Georges Karam       Director                  401,500 4           4.92% 4
c/o Company

Officers and
Directors as a
Group (4 persons)                           8,408,302 1,2,3,4    76.61% 1,2,3,4
--------

1. Includes 1,000,000 shares of common stock, underlying immediately exercisable options exercisable at $.35 per share through March 14, 2004.

2. Includes 1,000,000 shares of common stock, underlying immediately exercisable options exercisable at $.35 per share through March 14, 2004.

3. Includes 806,802 shares of common stock, underlying immediately exercisable options exercisable at $.0001 per share through April 15, 2003.

4. Includes 100,000 shares of common stock, underlying immediately exercisable options exercisable at $.75 per share through March 14, 2004.


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Item 2.  Acquisition of Disposition of Assets.
         ------------------------------------

         As a result of the merger effective October 6, 2000, the Registrant acquired the entire business of Method and its wholly-owned subsidiary MPC Integrated Technologies, Inc. These assets primarily consist of computer equipment, software and telephone communications network systems and were used prior to the merger in the business operated by Method through its wholly- owned subsidiary, MPC Integrated Technologies, Inc.

         The Registrant plans to continue such business as a multi-service business communications systems company specializing in the custom design, installation and service of total communications network systems for businesses, with a focus on businesses located in South Florida and remain involved with computer telephone integration, fiber optic cabling and video conferencing, among other network systems. Prior to the merger, no material relationship existed between Method and/or any of its affiliates and the Registrant and/or any of its affiliates, any director or officer of the Registrant, or any associate of any such director officer. The amount of consideration given by the Registrant in connection with the merger was negotiated between and determined by the respective management of the Registrant and of Method.

Item 3.  Bankruptcy or Receivership.
         --------------------------

                  Not Applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         ---------------------------------------------

                  Not Applicable.

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Item 5.  Other Events.
         ------------

                  On or about June 21, 2000, Method and its wholly-owned subsidiary, MPC Integrated Technologies, Inc. ("MPCIT") (collectively referred to as "Borrowers") entered into a Loan and Security Agreement with General Electric Capital Corporation ("GE") whereby the Borrowers obtained a loan from GE in the principal amount of up to $600,000 payable on or before June 30, 2002, or as may be extended. As of the date hereof, approximately $259,397.11 has been drawn down pursuant to such Agreement. A copy of the Loan and Security Agreement is attached hereto as Exhibit 2 and made a part hereof.

Item 6.  Resignation of Registrant's Directors.
         -------------------------------------

                  Pursuant to the terms of the Agreement, the directors of Arielle resigned upon consummation of the merger and the directors of Method will continue as directors of the Registrant. The resigning directors did not resign due to a disagreement with the Registrant on any matter relating to the operations, policies or practices of the Registrant.

Item 7.  Financial Statement and Exhibits.
         --------------------------------

                  Financial Statements required by this Item have previously been filed by the Registrant in a post-effective amendment to its Form SB-2, as amended, which was filed in connection with the Registrant's reconfirmation offering to its shareholders as described in Item 1 above and are incorporated herein by reference.

     Exhibit 1 - Registration Rights Agreement
     Exhibit 2 - General Electric Capital Corporation Loan and Security
                 Agreement

Item 8.  Change in Fiscal Year.
         ---------------------

                  See Item 1.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                METHOD PRODUCTS CORP.

                                By: /s/ Mark Antonucci
                                    ----------------------------------------
                                     Mark Antonucci, Chief Executive Officer

DATED: October 23, 2000


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